Guarantees	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Guarantees

NOTE 28   GUARANTEES

Accounting Policies

Guarantees are not recognized in the consolidated balance sheets, but are disclosed and include contracts or indemnifications that contingently require us to make payments to the guaranteed party based on:

  changes in the underlying contract or indemnification;
  another entity’s failure to perform under an agreement; and
  failure of a third party to pay its indebtedness when due.

Supporting Information

In the normal course of business, we provide indemnification agreements to counterparties in transactions such as purchase and sale contracts, service agreements, director/officer contracts and leasing transactions. The terms of these indemnification agreements may require us to compensate counterparties for costs incurred as a result of various events, including environmental liabilities and changes in (or in the interpretation of) laws and regulations, or as a result of litigation claims or statutory sanctions that may be suffered by a counterparty as a consequence of the transaction;
  will vary based upon the contract, the nature of which prevents us from making a reasonable estimate of the maximum potential amount that it could be required to pay to counterparties; and
  have not historically resulted in any significant payments by Nutrien and, as at December 31, 2019, no amounts have been accrued in the consolidated financial statements (except for accruals relating to the underlying potential liabilities).

We directly guarantee certain commitments of our investee (such as railcar leases) under certain agreements with third parties. We would be required to perform on these guarantees in the event of default by the investee. No material loss is anticipated by reason of such agreements and guarantees.